Exhibit 99.1

SUMMIT HOTEL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

BALANCE SHEET

AS OF MARCH 31, 2016

(in thousands)

	Historical	Pro Forma	Pro Forma
	Summit Hotel	Adjustments	Summit Hotel
	Properties, Inc.	(see Note 2a)	Properties, Inc.
ASSETS

Investment in hotel properties, net	$1,434,015	$—	$1,434,015
Land held for development	5,742	—	5,742
Assets held for sale	86,785	(79,960)	6,825
Investment in real estate loans, net	17,664	—	17,664
Cash and cash equivalents	33,972	(240)	33,732
Restricted cash	24,775	—	24,775
Trade receivables, net	15,009	(533)	14,476
Prepaid expenses and other	6,258	(143)	6,115
Deferred charges, net	3,842	—	3,842
Other assets	9,375	—	9,375
Total assets	$1,637,437	$(80,876)	$1,556,561

LIABILITIES AND EQUITY

LIABILITIES
Debt, net of debt issuance costs	$697,298	$(78,765)	$618,533
Accounts payable	3,782	(50)	3,732
Accrued expenses and other	43,112	(2,294)	40,818
Derivative financial instruments	2,443	—	2,443
Total liabilities	746,635	(81,109)	665,526

EQUITY
Preferred stock	84	—	84
Common stock	872	—	872
Additional paid-in capital	894,482	—	894,482
Accumulated other comprehensive loss	(2,294)	—	(2,294)
Accumulated deficit and distributions	(6,495)	234	(6,261)
Total stockholders’ equity	886,649	234	886,883
Non-controlling interests in Operating Partnership	4,153	(1)	4,152
Total equity	890,802	233	891,035
Total liabilities and equity	$1,637,437	$(80,876)	$1,556,561

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SUMMIT HOTEL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(in thousands, except per share amounts)

		Historical
		Noble Completed
	Historical	Acquisitions -	Pro Forma	Pro Forma
	Summit Hotel	2016	Adjustments	Summit Hotel
	Properties, Inc.	(2 Hotels)	(see Note 2b)	Properties, Inc.

Revenues:
Room	$110,595	$636	$(8,893)	$102,338
Other hotel operations revenue	7,487	104	(342)	7,249
Total revenues	118,082	740	(9,235)	109,587

Expenses:
Hotel operating expenses:
Room	27,269	157	(2,452)	24,974
Other direct	16,240	269	(1,646)	14,863
Other indirect	30,629	44	(2,530)	28,143
Total hotel operating expenses	74,138	470	(6,628)	67,980
Depreciation and amortization	18,143	—	436	18,579
Corporate general and administrative	4,579	—	—	4,579
Hotel property acquisition costs	554	—	—	554
Total expenses	97,414	470	(6,192)	91,692
Operating income	20,668	270	(3,043)	17,895

Other income (expense):
Interest expense	(7,483)	—	995	(6,488)
Gain on disposal of assets, net	36,780	—	(36,763)	17
Other income (expense)	340	—	81	421
Total other expense, net	29,637	—	(35,687)	(6,050)
Income from continuing operations before income taxes	50,305	270	(38,730)	11,845
Income tax expense	(1,571)	—	—	(1,571)
Net income	48,734	270	(38,730)	10,274
Less - Income attributable to Operating Partnership	(249)	—	196	(53)
Net income before preferred dividends	48,485	270	(38,534)	10,221
Preferred dividends	(4,147)	—	—	(4,147)
Net income attributable to common stockholders	$44,338	$270	$(38,534)	$6,074

Earnings per share:
Basic and diluted net income per share	$0.51			$0.07

Weighted average common shares outstanding:
Basic	86,360			86,360
Diluted	87,170			87,170

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SUMMIT HOTEL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(in thousands, except per share amounts)

		Historical Noble Portfolio		Historical
		Completed	Completed	Residence Inn	Historical
	Historical	Acquisitions -	Acquisitions -	Portfolio	Additional	Pro Forma	Pro Forma
	Summit Hotel	2015	2016	Acquisition	Acquisitions	Adjustments	Summit Hotel
	Properties, Inc.	(2 Hotels)	(2 Hotels)	(2 Hotels)	(2 Hotels)	(see Note 2c)	Properties, Inc.

Revenues:
Room	$436,202	$12,793	$18,056	$6,073	$5,665	$(79,783)	$399,006
Other hotel operations revenue	27,253	1,844	2,233	121	571	(3,006)	29,016
Total revenues	463,455	14,637	20,289	6,194	6,236	(82,789)	428,022

Expenses:
Hotel operating expenses:
Room	109,844	2,606	3,430	1,127	877	(20,147)	97,737
Other direct	64,010	4,894	6,070	1,557	2,890	(12,015)	67,406
Other indirect	121,974	1,180	1,631	703	382	(21,604)	104,266
Total hotel operating expenses	295,828	8,680	11,131	3,387	4,149	(53,766)	269,409
Depreciation and amortization	64,052	2,282	3,997	512	—	1,409	72,252
Corporate general and administrative	21,204	—	—	—	—	—	21,204
Hotel property acquisition costs	1,246	—	—	—	—	—	1,246
Loss on impairment of assets	1,115	—	—	—	—	—	1,115
Total expenses	383,445	10,962	15,128	3,899	4,149	(52,357)	365,226
Operating income	80,010	3,675	5,161	2,295	2,087	(30,432)	62,796

Other income (expense):
Interest expense	(30,414)	—	—	(279)	—	1,699	(28,994)
Gain on disposal of assets, net	65,067	—	—	—	—	(66,344)	(1,277)
Other income (expense)	11,146	48	3	—	—	259	11,456
Total other expense, net	45,799	48	3	(279)	—	(64,386)	(18,815)
Income from continuing operations before income taxes	125,809	3,723	5,164	2,016	2,087	(94,818)	43,981
Income tax expense	(553)	—	—	—	—	—	(553)
Net income	125,256	3,723	5,164	2,016	2,087	(94,818)	43,428
Less - Income attributable to Operating Partnership	(819)	—	—	—	—	542	(277)
Net income before preferred dividends	124,437	3,723	5,164	2,016	2,087	(94,276)	43,151
Preferred dividends	(16,588)	—	—	—	—	—	(16,588)
Net income attributable to common stockholders	$107,849	$3,723	$5,164	$2,016	$2,087	$(94,276)	$26,563

Earnings per share:
Basic net income per share	$1.25						$0.31
Diluted net income per share	$1.24						$0.30

Weighted average common shares outstanding:
Basic	85,920						85,920
Diluted	87,144						87,144

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

(dollars in thousands)

1.                                      Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet at March 31, 2016 adjusts the Company’s historical consolidated balance sheet for the dispositions of the hotel properties described in the Explanatory Note that have been or are expected to be completed subsequent to March 31, 2016 (the “Pro Forma Transactions”) as if the Pro Forma Transactions had been completed on March 31, 2016.  No pro forma adjustments have been made to the Company’s historical consolidated balance sheet as of March 31, 2016 for acquisitions or dispositions of hotel properties that occurred prior to March 31, 2016 (the “Completed Transactions”) as the balance sheet information related to the Completed Transactions is already included in the Company’s historical consolidated balance sheet at March 31, 2016.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 combine the Company’s historical consolidated statements of income with the historical statements of operations of the completed and pending acquisitions and dispositions described in the Explanatory Paragraph as if the transactions had been completed on January 1, 2015.  Certain financing transactions (the “Modification Transactions”) were undertaken to facilitate the disposition of hotel properties reflected in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015.  The Modification Transactions are included in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 as if the Modification Transactions had occurred on January 1, 2015.  The Modification Transactions include the following:

1.                                      The modification of the term loan with Voya Retirement Insurance and Annuity Company (“Voya”) on September 24, 2015.  The ARCH Sale includes eight properties which serve as collateral for two term loans with Voya totaling $93.9 million. To avoid significant yield maintenance costs associated with an early pay-off of the portion of these term loans related to the sale of the eight properties that are a part of the ARCH Sale, the Company modified the term loans to change the interest rate and to substitute certain existing collateral with properties that are not part of the ARCH Sale.

2.                                      The early settlement of interest swaps related to mortgage debt on certain properties sold in the First Closing as a result of the repayment of the mortgage debt at closing.

The pro forma adjustments described below were developed based on management’s assumptions and estimates.  The historical financial information related to acquired hotel properties is unaudited information provided by the prior owners of the hotel properties acquired by the Company.  Such information may be abbreviated or prepared on a basis other than in accordance with generally accepted accounting principles in the United States of America.  In management’s opinion, all adjustments necessary to reflect the effect of the transactions in all material respects have been made.

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL INFORMATION

(dollars in thousands)

2.             Pro Forma Adjustments

(a) The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet are as follows:

									NON- CONTROLLING
	ASSETS				LIABILITIES			EQUITY	INTERESTS
	Assets held for sale	Cash and equivalents	Trade receivables, net	Prepaid expenses and other	Debt	Accounts payable	Accrued expenses and Other	Accumulated deficit and distributions	Non-controlling interests

ARCH Tranche 2 Properties - sold to new buyers (two hotel properties)
Adjustment to reflect sale of assets(1)	$(18,211)	$(41)	$(143)	$(41)	$—	$(7)	$(563)	$(17,866)	$—
Adjustment to reflect paydown of revolving line of credit from net cash proceeds					(2,711)			2,711

Pending ARCH Tranche 2 Sale (eight hotel properties)
Adjustment to reflect expected sale of assets to ARCH(2)	(61,749)	(199)	(390)	(102)	—	(43)	(1,731)	(60,666)
Adjustment to reflect paydown of revolving line of credit from net cash proceeds					(76,054)			76,054

Other
Adjustment to reflect the effect of pro forma adjustments on non-controlling interests								1	(1)
	$(79,960)	$(240)	$(533)	$(143)	$(78,765)	$(50)	$(2,294)	$234	$(1)

(1)             The sale of the two properties in June 2016 that were formerly part of Tranche 2 of the ARCH Sale resulted in a net loss of $4.1 million.    The estimated loss on the sale has not been reflected in the pro forma condensed combined statement of operations as it is considered to be non-recurring in nature.

(2)             The sale of the remaining eight hotel properties included in Tranche 2 of the ARCH Sale is expected to result in an estimated gain of $14.3 million.  The estimated gain on the sale has not been reflected in the pro forma condensed combined statement of operations as it is considered to be non-recurring in nature.  No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the purchase and sale agreement.

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

(dollars in thousands)

(b)           The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2016 are as follows:

										NON- CONTROLLING
	REVENUES		EXPENSES				OTHER INCOME (EXPENSE)			INTERESTS
			Hotel operating expenses
	Room	Other Hotel Operations Revenue	Room	Other Direct	Other Indirect	Depreciation and Amortization	Interest Expense	Gain on Disposal of Assets, net	Other Income (Expense)	Income Attributable to Non- controlling Interests

ARCH Tranche 3 - Sale (six hotels)
Adjustment to eliminate operating results of sold properties	$(2,068)	$(61)	$(592)	$(513)	$(622)	$—	$56	$(36,763)	$72	$—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							261

ARCH Tranche 2 - Property Sales to New Buyers (two hotels)
Adjustment to eliminate operating results of sold properties	(1,383)	(57)	(431)	(251)	(422)	—	42	—	2	—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							83

ARCH Tranche 2 - Pending Sale (eight hotels)
Adjustment to eliminate operating results of sold properties	(5,442)	(224)	(1,429)	(882)	(1,471)	18	237	—	7	—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							442

Hotel Properties Acquired in 2016 (two hotels)
Adjustment for difference in management fees paid by prior owner and the Company					(15)
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						418
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							(126)

Other
Adjustment to reflect the effect of pro forma adjustments on non-controlling interests										196
	$(8,893)	$(342)	$(2,452)	$(1,646)	$(2,530)	$436	$995	$(36,763)	$81	$196

No adjustment has been made for the income tax effects of the pro forma adjustments in the interim period, as the pro forma adjustments would not have a material tax effect.

SUMMIT HOTEL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

(dollars in thousands)

(c)           The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015:

										NON- CONTROLLING
	REVENUES		EXPENSES				OTHER INCOME (EXPENSE)			INTERESTS
			Hotel operating expenses
	Room	Other Hotel Operations Revenue	Room	Other Direct	Other Indirect	Depreciation and Amortization	Interest Expense	Gain on Disposal of Assets, net	Other Income (Expense)	Income Attributable to Non-controlling Interests

ARCH Tranche 1 - Sale (10 hotel properties)
Adjustment to eliminate operating results of sold properties	$(28,194)	$(873)	$(6,473)	$(4,019)	$(7,333)	$(2,218)	$—	$(66,350)	$331	$—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							2,064
Adjustment to reflect reduction in interest expense due to pay-off of mortgage loans related to certain sold properties							818

ARCH Tranche 2 Properties - sold to new buyers (two hotel properties)
Adjustment to eliminate operating results of sold properties	(5,700)	(298)	(1,815)	(1,188)	(1,751)	(273)	—	3	—	—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							294

Pending ARCH Tranche 2 Sale (eight hotel properties)
Adjustment to eliminate operating results of sold properties	(21,506)	(894)	(5,797)	(3,716)	(5,796)	(1,692)	—	2	—	—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							1,574

ARCH Tranche 3 - Sale (six hotels)
Adjustment to eliminate operating results of sold properties	(24,383)	(941)	(6,062)	(3,092)	(6,616)	(1,397)	327	1	(72)	—
Adjustment to reflect reduction in interest expense due to paydown of revolving line of credit from sales proceeds							2,067

Hotel Properties Acquired in 2015 (six hotels)
Adjustment for difference in management fees paid by prior owner and the Company					(379)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					564
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						5,968
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							(2,633)

Hotel Properties Acquired in 2016 (two hotels)
Adjustment for difference in management fees paid by prior owner and the Company					(423)
Adjustment to reflect difference between property taxes paid by prior owner and amounts expected to be paid by the Company					181
Adjustment to reflect amortization related to ground lease					(51)
Adjustment to reflect difference between depreciation and amortization expense recorded by prior owner and amounts based on our basis in the property						1,021
Adjustment to reflect increase in interest expense due to drawdown of revolving line of credit to fund the acquisition							(2,262)

ING Debt Modification
Adjustment to reflect difference in interest expense between original loans and modified loans							(404)
Adjustment to reflect the amortization of additional deferred financing costs and third party expenses related to the modified loans							(146)

Other
Adjustment to reflect the effect of pro forma adjustments on non-controlling interests										542
	$(79,783)	$(3,006)	$(20,147)	$(12,015)	$(21,604)	$1,409	$1,699	$(66,344)	$259	$542

No adjustment has been made for the income tax effects of the pro forma adjustments as we had cumulative losses and a valuation allowance against substantially all our deferred tax assets for period presented and the pro forma adjustments would not have a material tax effect.